UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
March 9, 2011 (March 3, 2011)

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter).

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817
(Address of principal executive offices) (Zip Code)

(301) 581-0600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On March 3, 2011, the Compensation Committee of the Board of Directors (the “Committee”) of Coventry Health Care, Inc. (the “Company”) adopted the Executive Incentive Compensation Recoupment Policy (the “Policy”) attached as Exhibit 10.1 hereto. The Committee has adopted this Policy with the understanding that it may subsequently need to amend it to ensure its compliance with the yet to be issued final rule and regulations under the Dodd-Frank Act pertaining to the recoupment of incentive-based compensation. The Policy provides that in the event the Company is required to prepare an accounting restatement for any year commencing after December 31, 2010 due to the material noncompliance with any financial reporting requirements, which was caused by an executive officer’s willful commission of any act of fraud or dishonesty, or the gross recklessness in the performance of such executive officer’s duties and responsibilities, then  the Company will recoup from the executive officer any annual incentive bonus and any mid-term or long-term incentive payments or equity grants received by such executive officer that were based on the financial statements that were subsequently restated. The establishment of the executive’s misconduct and the appropriate amounts, timing and form of any recoupment shall be determined by the Committee in its sole discretion. The Policy applies to any former or current executive officer who received incentive compensation based on financial measures required to be reported under the securities laws within three years prior to the date the accounting restatement occurs. The foregoing description is qualified in its entirety by reference to the Policy attached as Exhibit 10.1 hereto.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

On March 3, 2011, upon recommendation of the Committee, the Board of Directors of the Company approved an amendment to the Company’s 2004 Amended and Restated Incentive Plan (the “Plan”) to incorporate the Company’s current practice of prohibiting the Company from, without shareholder approval, offering to buy any option or stock appreciation right for a payment in cash, stock or other property in excess of the excess of the fair market value of a share of stock over the option price of such option or grant price of such stock appreciation right. The foregoing description is qualified in its entirety by reference to the Plan attached as Exhibit 10.2 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statement and Exhibits

(d)	Exhibits.

Exhibit Listing	Description of Exhibits

10.1	Executive Incentive Compensation Recoupment Policy

10.2	Coventry Health Care, Inc. 2004 Amended and Restated Incentive Plan

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.
By:	/s/ John J. Stelben
John J. Stelben
Interim Chief Financial Officer
Date:	March 9, 2011